Exhibit 99.1


ICC Announces First Quarter Fiscal 2004 Financial Results

NEW YORK - December 11, 2003 - Internet Commerce Corporation ("ICC" or the "Company") (NasdaqSC: ICCA), a leader in the e-commerce business-to-business communication services market, today announced financial results for its fiscal first quarter ended October 31, 2003.

G. Michael Cassidy, President and Chief Executive Officer of ICC, commented, "We are pleased that during the first quarter of fiscal 2004, our core VAN services revenue grew 20.9% compared to the first quarter in the year-ago period. Our operational leverage will improve as our network products and services grow and drive our bottom line results in the remainder of fiscal 2004."

Consolidated Three-Month Results

     o Consolidated revenue for the first quarter of fiscal 2004 remained relatively flat at $3.1 million.

     o Gross margin for the first quarter of fiscal 2004 improved to 40.1% from 38.4% for the first quarter in the year-ago period.

     o The Company narrowed its net loss to $818,000, or $0.07 per diluted share in the first quarter of fiscal 2004, from a net loss of $982,000, or $0.09 per diluted share, last year.

Consolidated Three-Month Results - Earnings before interest, taxes, depreciation, amortization, impairment and non-cash charges (Adjusted EBITDA). Adjusted Gross Margin represents gross margin less depreciation and amortization. Refer to Supplemental Financial Data below for a reconciliation of Net Income to Adjusted EBITDA and Gross Margin to Adjusted Gross Margin.

     o Adjusted EBITDA for the first quarter of fiscal 2004 improved 29.8% to a loss of $367,000 from a loss of $523,000 in the year-ago period. On a sequential basis, the adjusted EBITDA has been reduced from a loss of $873,000 in the second quarter of fiscal 2003 to $475,000 in the third quarter of fiscal 2003, $604,000 in the fourth quarter of fiscal 2003 and $367,000 in the first fiscal quarter of 2004.

     o Adjusted gross margin for the first quarter of fiscal 2004 improved to 49.6% from 46.4% for the first quarter in the year-ago period.

Walter M. Psztur, Chief Financial Officer of ICC, commented, "On a sequential basis we reduced our Adjusted EBITDA from a loss of $604,000 in the fourth quarter of fiscal 2003 to a loss of $367,000 in the first quarter of fiscal 2004 or 39.2%. The Adjusted EBITDA loss of approximately $125,000 per month in the first quarter of fiscal 2004 includes an increase in Selling and Marketing expenditures of 14% or approximately $100,000 from the fourth quarter of fiscal 2003."

Segment Results  - First Quarter Fiscal 2004

ICC.NET:
--------

For the first quarter of fiscal 2004, ICC.NET revenue, which includes VAN and Mapping Services, represented 79% of consolidated revenue compared to 69% of consolidated revenue in the year-ago period. Mr. Psztur continued, "For the first fiscal quarter 2004, our core VAN services had average Adjusted EBITDA loss of approximately $51,000 per month. This means that a large portion of any

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ICC Announces First Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------


increase in revenue should fall directly to our bottom line as we will be able to capitalize on our recurring revenue stream and operational leverage."

o Adjusted gross margin for VAN Services for the first quarter of fiscal 2004 improved to 62.9% from 53.3% for the first quarter in the year ago period.

----------------------------- -------------- --------------- --------------- ----------------- ---------------
                                First Quarter  Fourth Quarter    Third Quarter   Second Quarter  First Quarter
(000's)                          Fiscal 2004     Fiscal 2003      Fiscal 2003      Fiscal 2003    Fiscal 2003
------------------------------- ------------- --------------- ---------------- ---------------- --------------
ICC.NET  Revenue                      $2,441          $2,406           $2,298           $2,044         $2,119
------------------------------- ------------- --------------- ---------------- ---------------- --------------
Core Van Services Revenue             $2,356          $2,257           $2,205           $1,886         $1,949
------------------------------- ------------- --------------- ---------------- ---------------- --------------
Mapping Revenue                          $85            $150              $93             $158           $170
------------------------------- ------------- --------------- ---------------- ---------------- --------------

Service Bureau
--------------

For the first quarter of fiscal 2004, Service Bureau revenue represented 10 % of consolidated revenue compared to 15 % of total revenue in the year-ago period.

----------------------------- -------------- --------------- --------------- ----------------- ---------------
                               First Quarter  Fourth Quarter   Third Quarter    Second Quarter   First Quarter
(000's)                         Fiscal 2004     Fiscal 2003     Fiscal 2003       Fiscal 2003     Fiscal 2003
----------------------------- -------------- --------------- --------------- ----------------- ---------------
Revenue                                $308            $291            $341              $390            $466
----------------------------- -------------- --------------- --------------- ----------------- ---------------

Professional Services
---------------------

For the first quarter of fiscal 2004, Professional Services revenue represented 11% of consolidated revenue compared to 15% of total revenue in the year-ago period.

----------------------------- -------------- --------------- --------------- ----------------- ---------------
                               First Quarter  Fourth Quarter   Third Quarter    Second Quarter   First Quarter
(000's)                         Fiscal 2004     Fiscal 2003     Fiscal 2003       Fiscal 2003     Fiscal 2003
----------------------------- -------------- --------------- --------------- ----------------- ---------------
Revenue                                $355            $404            $456              $404            $465
----------------------------- -------------- --------------- --------------- ----------------- ---------------


The Company will post its investor presentation and supplemental financial information on its website, www.icc.net, in the afternoon of December 11, 2003, the date of its quarterly webcast.

--------------------------------------------------------------------------------
About Internet Commerce Corporation

Internet Commerce Corporation (NasdaqSC: ICCA) is a leader in the e-commerce business-to-business communication services market. ICC.NET, the company's global Internet-based value added network, provides complete supply chain connectivity solutions for EDI/EC while also offering users a sophisticated vehicle to securely transact files of any format and size. ICC offers a broad range of consulting services including, XML technologies, data transformation, custom application development, an EDI service bureau, as well as comprehensive e-commerce education. ICC uniquely bridges the legacy investments of yesterday to today's Internet technologies. For further information, visit us at www.icc.net.

Except for the historical information contained herein, this press release includes forward looking statements which are subject to a number of risks and uncertainties, including the risks and uncertainties associated with rapidly changing technologies such as the Internet, the risks of technology development and the risks of competition. Actual results could differ materially. For more information about these risks and uncertainties, see the SEC filings of Internet Commerce Corporation.

CONTACT:  Victor Bjorge, 212.271.7618, victor@icc.net

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ICC Announces First Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------

INTERNET COMMERCE CORPORATION

Consolidated Statements of Operations and Comprehensive Loss (unaudited) (in thousands, except for share and per share amounts)


                                                                         Three Months Ended
                                                                            October 31,
                                                                   --------------------------------
                                                                      2003                2002
                                                                   ------------        ------------

Revenues:
   Services                                                        $      3,103        $      3,050

Expenses:
   Cost of services                                                       1,860               1,879
   Product development and enhancement                                      225                 260
   Selling and marketing                                                    826                 764
   General and administrative (excluding non-cash
    compensation of $53 for the three months ended October 31, 2003)        945               1,110
   Non-cash charges for stock-based compensation and
    services                                                                 53                --
                                                                   ------------        ------------

                                                                          3,909               4,013
                                                                   ------------        ------------

   Operating loss                                                          (806)               (963)
                                                                   ------------        ------------

Other income and (expense):
   Interest and investment income                                             1                   5
   Investment gain (loss)                                                  --                   (19)
   Interest expense                                                         (13)                 (5)
                                                                   ------------        ------------
                                                                            (12)                (19)
                                                                   ------------        ------------
Net loss                                                           $       (818)       $       (982)

Dividends on preferred stock                                               (100)               (100)
                                                                   ------------        ------------

Loss attributable to common stockholders                           $       (918)       $     (1,082)
                                                                   ============        ============

Basic and diluted loss per common share                            $      (0.07)       $      (0.09)
                                                                   ============        ============

Weighted average number of common shares outstanding -
   basic and diluted                                                 13,797,567          11,679,964
                                                                   ============        ============

COMPREHENSIVE LOSS:
Net loss                                                           $       (818)       $       (982)
Other comprehensive loss:
  Unrealized gain  - marketable securities                                    9                  13
                                                                   ------------        ------------

Comprehensive loss                                                 $       (809)       $       (969)
                                                                   ============        ============

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ICC Announces First Quarter Fiscal 2004 Financial Results
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INTERNET COMMERCE CORPORATION

Consolidated Balance Sheets (unaudited)
 (in thousands)


                                                                            October 31,       July 31,
                                                                               2003             2003
                                                                            -----------      ---------
ASSETS

Current assets:
   Cash and cash equivalents                                                $  1,097         $  2,283
   Marketable securities                                                         101               92
   Accounts receivable, net of allowance for doubtful accounts
     of $236 and $220, respectively                                            1,931            1,733
   Prepaid expenses and other current assets                                     248              296
                                                                            --------         --------
      Total current assets                                                     3,377            4,404

Restricted cash                                                                  129              128
Property and equipment, net                                                      476              557
Software development costs, net                                                  108              128
Goodwill                                                                       1,212            1,212
Other intangible assets, net                                                   1,912            2,151
Other assets                                                                      15               18
                                                                            --------         --------
      Total assets                                                          $  7,229         $  8,598
                                                                            ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

   Accounts payable                                                         $    654         $    919
   Accrued expenses                                                              970            1,179
   Accrued dividends - preferred stock                                           332              232
   Deferred revenue                                                               70               97
   Capital lease obligation                                                      136              148
   Other liabilities                                                              99              129
                                                                            --------         --------
      Total current liabilities                                                2,261            2,704

Capital lease obligation - less current portion                                   22               46
Other non-current liabilities
                                                                                --                  8
                                                                            --------         --------
          Total liabilities                                                    2,283            2,758
                                                                            --------         --------

Commitments and contingencies

Stockholders' Equity:
Preferred stock                                                                    *                *
Common stock                                                                     138              138
Additional paid-in capital                                                    87,404           87,489
Accumulated deficit                                                          (82,631)         (81,813)
Accumulated other comprehensive income (loss)                                     35               26
                                                                            --------         --------
          Total stockholders' equity                                           4,946            5,840
                                                                            --------         --------

          Total liabilities and stockholders' equity                        $  7,229         $  8,598
                                                                            ========         ========
                         * less than 1,000

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ICC Announces First Quarter Fiscal 2004 Financial Results
--------------------------------------------------------------------------------



INTERNET COMMERCE CORPORATION
Supplementary Financial Data

Reconciliation of Net Income to Adjusted EBITDA -
Consolidated                                     First Quarter    Fourth Quarter  Third Quarter   Second Quarter  First Quarter
(000's)                                          Fiscal 2004      Fiscal 2003     Fiscal 2003     Fiscal 2003     Fiscal 2003
-------------------------------------------------------------------------------------------------------------------------------
Net loss                                          ($  818)         ($2,062)        ($1,074)        ($1,887)        ($  981)
Less: Net interest and investment income               12               14               6               6              18
          Depreciation and amortization               386              390             387             432             440
          Non-cash charges for stock-based
            compensation                               53               57              72              10              --
          Impairment of software inventory             --               --              --             248              --
          Impairment of capitalized software           --               15             134              --              --
          Impairment of goodwill and acquired
             intangibles                              982               --              --              --              --
          Impairment of marketable securities          --               --              --             318              --
                                                  -----------------------------------------------------------------------------
Adjusted EBITDA loss                              ($  367)         ($  604)        ($  475)        ($  873)        ($  523)
                                                  =============================================================================

Reconciliation of Net Income to Adjusted EBITDA -
-ICC.NET, VAN Services Only                         First Quarter
(000's)                                             Fiscal 2004
-----------------------------------------------------------------
Net loss                                                 ($315)
Less: Net interest                                           9
          Depreciation and amortization                     99
          Non-cash charges for stock-based
            compensation                                    53
                                                 --------------
Adjusted EBITDA loss                                     ($154)
                                                 ==============


Reconciliation of Gross Margin to Adjusted Gross
Margin - ICC.NET, VAN Services Only              First Quarter    First Quarter
(000's)                                          Fiscal 2004      Fiscal 2003
-------------------------------------------------------------------------------
Revenue                                            $2,356           $1,949
Cost of services                                      907              915
                                                  ------------------------
Gross margin                                        1,449            1,034
Gross margin %                                       61.5%            53.0%

Cost of services                                     $907             $915
Less:  Depreciation                                   (32)              (5)
                                                  ------------------------
Adjusted cost of services                            $875             $910

Adjusted gross margin                              $1,481           $1,039
Adjusted gross margin %                              62.9%            53.3%

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ICC Announces First Quarter Fiscal 2004 Financial Results
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INTERNET COMMERCE CORPORATION
Supplementary Financial Data

Reconciliation of Gross Margin to Adjusted Gross
Margin - Consolidated
                                                 First Quarter    First Quarter
(000's)                                          Fiscal 2004      Fiscal 2003
-------------------------------------------------------------------------------
Revenue                                            $3,104           $3,050
Cost of services                                    1,861            1,878
                                                 -------------------------
Gross margin                                        1,243            1,172
                                                 =========================
Gross margin %                                      40.1%             38.3%

Cost of services                                   $1,861           $1,878
Less:  Depreciation and amortization                (298)             (244)
                                                 -------------------------
Adjusted cost of services                           1,563            1,634

Adjusted gross margin                              $1,541           $1,416
Adjusted  gross margin %                            49.6%             46.4%

                                       ###